Exhibit 99.1
-MORE-
Contacts:
Sherman

Miller,

President

and

CEO
Max

P.

Bowman,

Vice

President

and

CFO
(601)

948-6813
CAL-MAINE FOODS REPORTS RECORD RESULTS
FOR SECOND QUARTER FISCAL 2023
ANNOUNCES QUARTERLY CASH DIVIDEND OF $1.35 PER SHARE
RIDGELAND,

Miss.

(December

28,

2022)

-

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

(“Cal-Maine
Foods”,

or

the

“Company”),

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States,

today

reported

results

for

the

second

quarter

of

fiscal

2023

(thirteen

weeks)

ended
November

28,

2022.

Second Quarter Fiscal 2023 Highlights
●
Record

quarterly

net

sales

of

$801.7

million,

a

110%

increase

compared

with

the

same
quarter

last

year,

driven

by

record

average

conventional

egg

selling

price

●
Record

quarterly

net

income

of

$198.6

million,

or

$4.08

per

basic

and

$4.07

per

diluted
common

share
●
Quarterly

gross

profit

margin

of

39.6%
●
Cash

dividend

of

$1.35

per

share
Overview
Sherman

Miller,

chief

executive

officer

of

Cal-Maine

Foods,

commented,

“We

are

proud

to
report

another

strong

quarterly

financial

and

operating

performance

for

Cal-Maine

Foods,

with
record

sales

and

net

income

for

the

second

quarter

of

fiscal

2023.

These

results

reflect

the

current
market

environment

characterized

by

record

average

selling

prices

for

conventional

eggs,

primarily
due

to

reduced

supply

related

to

the

outbreak

in

the

U.S.

of

highly

pathogenic

avian

influenza
(“HPAI”),

and

good

customer

demand.

There

have

been

no

positive

tests

for

HPAI

at

any

of

Cal-
Maine

Foods’

owned

or

contracted

production

facilities

as

of

December

28,

2022.

Consumer
demand

for

shell

eggs

continued

to

be

good

in

the

quarter,

especially

leading

up

to

the

Thanksgiving
holiday,

and

we

experienced

record

quarterly

volume

levels

for

specialty

eggs

sold.

As

always,

we
strive

to

offer

consumers

a

wide

range

of

quality

choices

in

shell

eggs

as

well

as

enhanced

egg
products

offerings.

Our

ability

to

meet

changing

demand

trends

with

a

favorable

product

mix

has
been

an

important

differentiator

for

Cal-Maine

Foods.

With

solid

execution,

we

continued

to

meet
the

needs

of

our

customers.
“We

commend

our

managers

and

employees

across

our

production

facilities

who

continued
to

efficiently

manage

our

operations

and

keep

pace

with

demand.

Our

results

demonstrate

the
strength

of

our

operating

model

and

ability

to

execute

our

growth

strategy

in

a

dynamic
environment.

We

believe

we

are

uniquely

positioned

to

leverage

our

scale

to

manage

various

market
cycles

and

continue

to

extend

our

customer

reach.

Above

all,

we

remain

focused

on

our

mission

–
to

be

the

most

sustainable

producer

and

reliable

supplier

of

fresh

shell

eggs

and

egg

products

in

the
United

States.”

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
Max

Bowman,

chief

financial

officer

of

Cal-Maine

Foods,

added,

“Our

financial

results

for
the

quarter

were

boosted

by

a

record

top

line

performance

of

$801.7

million

in

net

sales.

Net

income
of

$198.6

million

for

the

second

quarter

of

fiscal

2023

was

another

Company

record.

The
significantly

higher

selling

prices,

our

enduring

focus

on

cost

control,

and

our

ability

to

adapt

to
inflationary

market

pressures

led

to

improved

profitability

overall

with

a

gross

profit

margin

of
39.6%

for

the

second

quarter

of

fiscal

2023,

another

record

for

Cal-Maine

Foods.
“Egg

prices

have

continued

to

move

higher

in

fiscal

2023

due

to

the

effects

of

a

further
reduction

in

supply

related

to

the

impact

of

the

HPAI

outbreak,

combined

with

good

customer
demand

buoyed

in

the

second

quarter

of

fiscal

2023

by

typical

seasonal

consumer

demand.
Conventional

egg

net

average

selling

price

per

dozen

increased

to

$2.883

compared

with

$1.151

a
year

ago,

and

both

conventional

and

specialty

egg

revenue

reached

record

levels

for

the

second
quarter

of

fiscal

2023.

Net

average

selling

price

for

specialty

eggs

rose

24.9%

to

$2.370

per

dozen,
compared

with

$1.898

per

dozen

for

the

second

quarter

of

2022.

We

saw

our

highest

ever

quarterly
sales

of

specialty

eggs

of

$227.8

million,

or

29.4%

of

total

shell

egg

revenue.

Specialty

dozens

sold
were

33.8%

of

total

dozens

sold

compared

with

28.7%

in

the

prior-year

period.”
13 Weeks Ended 26 Weeks Ended
November 26, 2022 November 27, 2021 November 26, 2022 November 27, 2021
Dozen Eggs Sold (000) 284,086 269,555 559,403 524,174
Conventional Dozen Eggs Sold (000) 187,976 192,135 367,688 376,003
Specialty Dozen Eggs Sold (000) 96,110 77,420 191,715 148,171
Dozen Eggs Produced (000) 261,358 256,786 519,012 493,244
% Specialty Sales (dozen) 33.8% 28.7% 34.3% 28.3%
% Specialty Sales (dollars) 29.4% 39.7% 30.5% 40.7%
Net Average Selling Price (per dozen) $ 2.709 $ 1.365 $ 2.496 $ 1.302
Net Average Selling Price Conventional
Eggs (per dozen) $ 2.883 $ 1.151 $ 2.631 $ 1.072
Net Average Selling Price Specialty
Eggs (per dozen) $ 2.370 $ 1.898 $ 2.236 $ 1.885
Feed Cost (per dozen) $ 0.685 $ 0.529 $ 0.676 $ 0.537
Sales Performance & Operating Highlights
Net

sales

in

the

second

quarter

of

fiscal

2023

were

$801.7

million,

compared

with
$381.7

million

in

the

second

quarter

of

fiscal

2022.

The

Company

reported

net

income

of

$198.6
million,

or

$4.08

per

basic

and

$4.07

per

diluted

common

share,

compared

with

a

net

income

of
$1.2

million,

or

$0.02

per

basic

and

diluted

common

share,

in

the

prior-year

period.

For

the

second

quarter

of

fiscal

2023,

total

dozens

sold

increased

5.4%

to

284.1

million
versus

269.6

million

in

the

prior-year

quarter,

driven

by

strong

sales

volumes

in

the

specialty

eggs
category.

Conventional

egg

volumes

sold

decreased

2.2%

compared

with

second

quarter

2022,
while

specialty

egg

volumes

sold

increased

by

24.1%.

This

increase

in

demand

for

specialty

eggs
was

positively

affected

by

the

higher

conventional

egg

prices

as

compared

to

the

same

period

in

the
prior

year.

Conventional

egg

prices

exceeding

specialty

egg

prices

has

occurred

for

the

past

three
quarters

but

is

atypical

historically.

Demand

was

further

supported

by

California’s

and
Massachusetts’

cage-free

mandates

going

into

effect

January

1,

2022,

as

well

as

more

retailers
shifting

to

selling

more

cage-free

products.

The

Company

reported

operating

income

of

$259.9

million

for

the

second

quarter

of

fiscal
2023

amidst

a

challenging

environment

with

higher

costs

across

various

inputs

including

feed,

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
labor,

packaging,

and

distribution.

Overall,

farm

production

costs

per

dozen

increased

22.0%,

or
$0.193,

compared

with

the

prior-year

period,

primarily

tied

to

significantly

higher

feed

costs.

For
the

second

quarter

of

fiscal

2023,

feed

costs

per

dozen

were

$0.685,

a

29.5%

increase

compared
with

the

second

quarter

of

fiscal

2022.

Supplies

of

corn

and

soybean

remained

tight

relative

to
demand

in

the

second

quarter

of

fiscal

2023,

as

evidenced

by

a

low

stock-to-use

ratio

for

corn,

due
to

weather-related

shortfalls

in

production

and

yields,

ongoing

disruptions

related

to

the

COVID-
19

global

pandemic

and

the

Russia-Ukraine

war

and

its

impact

on

the

export

markets.

Additionally,
basis

levels

for

corn

ran

significantly

higher

in

the

Company’s

area

of

operations

compared

to

prior-
year

second

fiscal

quarter,

adding

to

the

Company’s

expense.

For

fiscal

2023,

the

Company

expects
continued

corn

and

soybean

upward

pricing

pressures

and

further

market

volatility

to

affect

feed
costs.

Product Mix & Cage-Free Eggs
Cal-Maine

Foods

is

committed

to

sustainably

meeting

evolving

customer

needs

with

a
product

mix

that

aligns

with

current

and

expected

demand

trends.

Specialty

eggs

remain

a

primary
focus

of

the

Company’s

growth

strategy.
As

market

demand

for

specialty

eggs,

especially

cage-free

eggs,

has

increased,

Cal-Maine
Foods

has

made

substantial

investments

in

its

production

facilities

to

expand

the

Company’s

cage-
free

capacity

and

distribution

capabilities.

A

significant

number

of

Cal-Maine

Foods’

customers
previously

announced

goals

to

offer

cage-free

eggs

exclusively

on

or

before

2026,

though

some

of
these

customers

have

extended

those

timelines

to

the

end

of

2030.

The

Company

continues

to
monitor

the

increasing

demand

for

cage-free

eggs

and

to

engage

with

its

customers

in

efforts

to
achieve

a

smooth

transition

toward

their

announced

timelines

for

cage-free

egg

sales.

For

the
second

quarter

of

2023,

sales

of

cage-free

eggs

represented

approximately

18.2%

of

shell

egg
revenues

versus

22.4%

for

the

same

prior

year

period.

Cage-free

dozens

sold

increased

47.4%

in
the

second

quarter

of

fiscal

2023

as

compared

to

the

second

quarter

of

fiscal

2022.
The

Company

is

also

focused

on

additional

ways

to

enhance

its

product

mix

and

support
new

opportunities

in

the

restaurant,

institutional

and

industrial

food

products

arena.

On

October
4,

2021,

Cal-Maine

Foods

announced

a

strategic

investment

of

$18.5

million

in

debt

and

equity

in
Meadow

Creek

Foods,

LLC

(“MeadowCreek”)

an

egg

products

operation

located

in

Neosho,
Missouri,

focused

on

offering

hard-cooked

eggs.

Cal-Maine

Foods

serves

as

the

preferred

provider
of

specialty

and

conventional

eggs

for

MeadowCreek

to

manufacture

egg

products.

On

December
13,

2022,

the

Board

of

Directors

approved

an

additional

$13.8

million

investment

to

expand

the
Company’s

controlling

interest

and

fund

additional

equipment

and

working

capital

needs

to
support

growth

opportunities

for

MeadowCreek.

As

demand

for

hard-cooked

eggs

has

continued
to

grow,

the

funds

will

be

used

for

additional

refrigerated

storage

space

and

expanded

capacity

for
cooking

and

packaging

to

better

serve

MeadowCreek’s

customers.

Due

to

delays

caused

by

supply
chain

issues

and

plans

for

expansion,

MeadowCreek

is

expected

to

begin

operations

by

or

before
March

2023.
Table Egg Supply Outlook
Cal-Maine

Foods

is

closely

monitoring

the

current

outbreak

of

HPAI

that

was

first

detected
in

commercial

flocks

in

the

U.S.

in

February

2022.

Outbreaks

in

commercial

flocks

in

the

U.S.

have

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
most

recently

occurred

during

each

month

from

September

to

December

2022.

The

current

HPAI
epidemic

has

surpassed

the

prior

2014-2015

outbreak

in

terms

of

the

number

of

affected

hens

in
the

U.S.,

and

HPAI

continues

to

circulate

throughout

the

wild

bird

population

in

the

U.S.

and
abroad.

According

to

the

U.S.

Centers

for

Disease

Control

and

Prevention,

these

detections

do

not
present

an

immediate

public

health

concern.

There

have

been

no

positive

tests

for

HPAI

at

any

Cal-
Maine

Foods’

owned

or

contracted

production

facility

as

of

December

28,

2022.

The

USDA

division
of

Animal

and

Plant

Health

Inspection

Service

(“APHIS”)

reported

on

December

27,

2022,

that
approximately

43.3

million

commercial

layer

hens

and

1.0

million

pullets

have

been

depopulated
due

to

HPAI

this

year.

The

Company

believes

the

HPAI

outbreak

will

continue

to

exert

downward

pressure

on

the
overall

supply

of

eggs,

and

the

duration

of

these

effects

will

depend

in

part

on

the

timing

of
replenishment

of

the

U.S.

layer

hen

flock.

Prior

to

the

outbreak

of

HPAI

in

February

2022,

the

layer
hen

flock

five-year

average

from

2017

through

2021

was

comprised

of

approximately

328

million
hens.

According

to

a

LEAP

Market

Analytics

report

dated

December

8,

2022,

the

layer

hen
inventory

is

not

projected

to

exceed

the

328

million

mark

again

until

December

of

2023.

Layer

hen
numbers

reported

by

the

USDA

as

of

December

1,

2022,

were

308

million,

which

represents

a
decrease

of

5.8%

compared

with

the

layer

hen

inventory

a

year

ago.

However,

the

USDA

also
reported

that

the

hatch

from

July

2022

through

November

2022

increased

5.8%

as

compared

with
the

prior-year

period.

Cal-Maine

Foods

believes

it

has

been

mindful

and

proactive

in

implementing
and

maintaining

robust

biosecurity

programs

across

all

its

locations

and

facilities.

The

Company

is
working

closely

with

federal,

state

and

local

government

officials,

and

focused

industry

groups

to
mitigate

the

risk

of

this

and

future

outbreaks,

and

effectively

manage

a

response,

if

needed.
ProEgg Cooperative
Cal-Maine

Foods

has

joined

in

the

formation

of

a

new

egg

farmer

cooperative

in

the

western
United

States.

ProEgg,

Inc.

(“ProEgg”)

is

comprised

of

leading

egg

production

companies,
including

Cal-Maine

Foods,

servicing

retail

and

foodservice

shell

egg

customers

in

13

western

states.

ProEgg

is

a

producer-owned

cooperative

organized

under

the

Capper-Volstead

Act.

Cal-Maine

Foods’

membership

in

ProEgg

is

expected

to

provide

benefits

for

its

customers,
including

supply

chain

stability

and

enhanced

reliability.

Initially,

Cal-Maine

Foods’

customer
relationships

and

customer

support

are

expected

to

remain

the

same.

At

some

point

in

the

future,
it

is

anticipated

that

each

producer

member

will

sell

through

ProEgg

the

shell

eggs

it

produces

for
sale

in

the

western

states

covered

by

the

cooperative.

Customers

would

have

a

single

point

of

contact
for

their

shell

egg

purchases,

as

ProEgg

would

have

a

dedicated

team

to

market

and

sell

the
members’

combined

egg

production

in

the

region.
Miller

commented,

“Cal-Maine

Foods’

top

priority

in

joining

as

a

member

of

ProEgg

is
serving

our

valued

customers

in

this

important

market

region.

During

this

initial

phase,

we

will
continue

our

work

to

confirm

that

our

participation

in

this

new

cooperative

is

in

the

best

interest

of
our

customers

and

aligns

with

our

long-term

interests.

This

consideration

will

take

place

before
moving

to

the

next

phase

of

membership,

and

we

expect

this

process

to

be

completed

on

or

before
the

end

of

our

fiscal

year

2023.”

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
Dividend Payment
For

second

quarter

2023,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately

$1.35
per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’
variable

dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company
pays

a

cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.
Following

a

quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay
a

dividend

with

respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is
profitable

on

a

cumulative

basis

computed

from

the

date

of

the

most

recent

quarter

for

which

a
dividend

was

paid.

The

amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares
on

the

record

date.

The

dividend

is

payable

on

February

9,

2023,

to

holders

of

record

on

January
25,

2023.
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing
and

distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,
pasture-raised

and

nutritionally

enhanced

eggs.

The

Company,

which

is

headquartered

in
Ridgeland,

Mississippi,

is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States

and

sells

the

majority

of

its

shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-
western

and

mid-Atlantic

regions

of

the

United

States.
Forward Looking Statements
Statements contained

in this

press release

that are

not historical

facts are forward-looking
statements

as

that

term is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The
forward-looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,
estimates

and

projections regarding

our

company

and

our

industry.

These

statements

are

not
guarantees of future

performance and

involve risks, uncertainties,

assumptions and other

factors
that are

difficult to

predict and

may be

beyond our

control. The

factors that

could cause

actual
results to

differ materially

from those

projected in

the forward-looking

statements include,

among
others, (i) the risk factors set forth in the Company’s SEC filings (including its Annual Reports on
Form 10-K, Quarterly

Reports on

Form 10-Q and

Current Reports

on Form 8-K), (ii)

the risks and
hazards

inherent

in

the

shell

egg

business

(including

disease,

pests,

weather

conditions

and
potential for

recall), including

but not

limited to

the most

recent outbreak

of highly

pathogenic
avian influenza affecting poultry

in the U.S.,

Canada and other countries

that was first

detected
in commercial

flocks in

the U.S.

in February

2022, (iii)

changes in

the demand

for and

market
prices of shell eggs

and feed costs,

(iv) our ability to

predict and meet demand

for cage-free and
other specialty eggs,

(v) risks, changes

or obligations that

could result from

our future acquisition
of

new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a
pending

acquisition

not

to

be

met,

(vi)

risks

relating

to

the

evolving

COVID-19

pandemic,
including without limitation

increased costs,

rising inflation and

interest rates, which

generally
have been exacerbated

by Russia’s invasion

of Ukraine

starting in February

2022, (vii) our

ability
to retain existing customers,

acquire new customers and

grow our product mix and

(viii) adverse
results in pending litigation

matters. SEC filings may be

obtained from the SEC

or the Company’s
website ,

www.calmainefoods.com.

Readers are

cautioned not

to place

undue reliance

on forward-
looking

statements

because,

while

we

believe

the

assumptions

on

which

the

forward-looking

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
statements

are

based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking
statements will

prove to be

accurate. Further,

the forward-looking

statements included

herein are
only made as of

the respective dates thereof,

or if no date is

stated, as of the date

hereof. Except as
otherwise required

by law, we disclaim

any intent or

obligation to publicly

update these forward-
looking statements, whether as a result of new information, future events or otherwise.

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In

thousands,

except

per

share

amounts)
SUMMARY STATEMENTS OF OPERATIONS
13 Weeks Ended 26 Weeks Ended
November 26, 2022 November 27, 2021 November 26, 2022 November 27, 2021
Net sales $ 801,700 $ 381,723 $ 1,460,044 $ 706,709
Cost of sales 483,851 337,976 924,705 656,317
Gross profit 317,849 43,747 535,339 50,392
Selling, general and administrative 57,952 47,780 111,559 94,305
(Gain) loss on disposal of fixed assets 29 (1,968) 62 (2,181)
Operating income (loss) 259,868 (2,065) 423,718 (41,732)
Other income, net 2,400 2,533 4,030 8,336
Income (loss) before income taxes 262,268 468 427,748 (33,396)
Income tax expense (benefit) 63,974 (677) 104,320 (16,515)
Net income (loss) 198,294 1,145 323,428 (16,881)
Less: Loss attributable to noncontrolling
interest (293) (28) (446) (28)
Net income (loss) attributable to Cal-
Maine Foods, Inc. $ 198,587 $ 1,173 $ 323,874 $ (16,853)
Net income (loss) per common share:
Basic $ 4.08 $ 0.02 $ 6.66 $ (0.34)
Diluted $ 4.07 $ 0.02 $ 6.63 $ (0.34)
Weighted average shares outstanding:
Basic 48,624 48,857 48,624 48,859
Diluted 48,840 49,016 48,827 48,859

Cal-Maine Foods Reports Record Results for Second Quarter 2023

December 28, 2022
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
November 26, 2022 May 28, 2022
ASSETS
Cash and short-term investments $ 379,349 $ 174,513
Receivables, net 305,111 219,404
Inventories, net 280,582 263,316
Prepaid expenses and other current assets 8,968 4,286
Current assets 974,010 661,519
Property, plant and equipment, net 703,882 677,796
Other noncurrent assets 85,548 88,174
Total assets $ 1,763,440 $ 1,427,489
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 240,347 $ 148,018
Dividends payable 66,202 36,656
Current liabilities 306,549 184,674
Deferred income taxes and other liabilities 136,586 138,470
Stockholders' equity 1,320,305 1,104,345
Total liabilities and stockholders' equity $ 1,763,440 $ 1,427,489